Description of the Business	12 Months Ended
Dec. 31, 2017
Description of the Business

1. DESCRIPTION OF THE BUSINESS

ERYTECH Pharma S.A. (“ERYTECH” together with its subsidiary the “Company”) is incorporated in Lyon, France, and was founded in 2004 to develop and market innovative therapies for acute leukemia and other orphan diseases. The Company’s most advanced product candidates are being developed for the treatment of pancreatic cancer, acute lymphoblastic leukemia, or ALL, and acute myeloid leukemia, or AML.

The Company completed its initial public offering on Euronext Paris in May 2013, raising €17.7 million and a follow-on offering of €30.0 million (on a gross basis before deducting offering expenses), in October 2014. The initial public offering triggered the conversion of the totality of the convertible bonds previously issued. Two private placements of respectively 940,000 ordinary and 793,877 ordinary shares for €25.4 million and €9.9 million (on a gross basis before deducting offering expenses) were completed in December 2015 and 2016 with institutional investors in the United States and in Europe. In April 2017, the Company completed a follow-on offering of €70.5 million (on a gross basis before deducting offering expenses). The Company completed an initial public offering on the Nasdaq Global Select Market raising €124 million ($144 million on a gross basis before deducting offering expenses) (see below “Major events of 2017”).

The Company has incurred losses and negative cash flows from operations since its inception and had shareholders’ equity of €181,419 thousand as at December 31, 2017 as a result of several financing rounds, including an initial public offering.

The Company anticipates incurring additional losses until such time, if ever, that it can generate significant revenue from its product candidates in development. Substantial additional financing will be needed by the Company to fund its operations and to commercially develop its product candidates.

The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its research and development; (ii) regulatory approval and market acceptance of the Company’s proposed future products; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new equity instruments.

The accompanying consolidated financial statements and related notes (the “Consolidated Financial Statements”) present the operations of ERYTECH Pharma S.A. and its subsidiary, ERYTECH Pharma, Inc., incorporated in April 2014, which headquarters are in Cambridge, Massachusetts – United States of America. The activity of this subsidiary had no material impact on any of the years presented.

Major events of 2017

Eryaspase

The Company announced positive topline results from its Phase 2b clinical study evaluating its product candidate, eryaspase (GRASPA®), in combination with chemotherapy for the treatment of second-line metastatic pancreatic cancer.

The multicenter, randomized Phase 2b study met its prespecified co-primary endpoints, and showed improvement in both progression-free survival (PFS) and overall survival (OS) in patients treated with eryaspase combined with chemotherapy compared to chemotherapy alone.

The Phase 2b study evaluated eryaspase, L-asparaginase encapsulated in red blood cells, as a second-line treatment in combination with chemotherapy in patients with metastatic pancreatic cancer. In this 141patient study, conducted in France, eryaspase was added to the standard of care (gemcitabine or FOLFOX) and compared to the standard of care alone in a 2-to-1 randomization.

The Company has resubmitted to the European Medicine Agency (EMA) its Marketing Authorization Application (MAA) for eryaspase (GRASPA®) for the treatment of patients with relapsed or refractory (R/R) acute lymphoblastic leukemia (ALL). The MAA resubmission includes the data from ERYTECH’s GRASPALL 2009-06 Phase 2/3 clinical trial in children and adults with R/R ALL as well as additional data to address the outstanding questions of the Committee for Medicinal Products for Human Use (CHMP) of the EMA.

An investigator-initiated clinical trial has been launched to evaluate eryaspase, also known by the trade name GRASPA®, in patients with acute lymphoblastic leukemia (ALL). The study takes place in seven Nordic countries and is being conducted in collaboration with the Nordic Society of Pediatric Hematology and Oncology (NOPHO). This clinical trial is co-financed by ERYTECH Pharma and Orphan Europe.

The open-label, randomized, multi-center clinical study, evaluated eryaspase in newly diagnosed AML patients over the age of 65 and unfit for intensive chemotherapy. The study enrolled a total of 123 patients at 30 European sites. The median age of the patients was 78 years. Patients were randomized two-to-one to receive eryaspase in combination with low-dose cytarabine (LDAC) versus LDAC alone. The primary endpoint in this proof-of concept study was overall survival (OS). The key secondary endpoints included progression free survival, overall response and toxicity. The study was performed in collaboration with Orphan Europe (Recordati Group), ERYTECH’s partner for the anticipated commercialization of GRASPA® for the treatment of ALL and AML in Europe. The study did not meet its primary endpoint of overall survival (OS).

The recommended pivotal Phase 3 dosing from its U.S. Phase 1 dose escalation study with eryaspase (GRASPA®) has been determined in first line treatment of adult ALL patients.

Erymethionase

The Company pursues the development of its second product-candidate erymethionase also based on the ERYCAPS technology and with methioninase as the active drug substance.

The Company presented preclinical data on its erymethionase product candidate at the American Society of Clinical Oncology’s Gastrointestinal Cancers Symposium in January 2017 and at the American Association for Cancer Research’s Annual Meeting in April 2017. Based on these preclinical studies, we believe that erymethionase represents a promising new treatment approach against a broad range of cancers that rely on methionine metabolism. We expect to commence a Phase 1 clinical trial in Europe by the end of 2018.

The development of this product-candidate is part of the TEDAC research program and reached the milestone n°4 in 2016 which allowed the payment of subsidies and conditional advances.

The Company has initiated a project of change in manufacturing process. The project has reached the milestone n°3 of the development and capitalized €766 thousand which amounted to a cumulated total asset of €1,596 thousand as of December 31, 2017.

Funds raised and Global Offering

In April 2017, the Company issued an aggregate of 3,000,000 ordinary shares in an offering to institutional investors in the United States and in Europe, at an issue price of €23.50 per share, including share premium, for a total amount subscribed of €70.5 million (gross amount before deducting offering expenses), representing approximately 25.55% of the share capital of the Company. The issue price of the new shares represented a discount of 5.62% from the closing price on April 12, 2017 and 6.37% from the weighted average share price of the Company’s shares on the regulated market of Euronext Paris during the 20 trading days preceding the determination of the issue price on April 12, 2017.

The Company completed an offering in November 2017 on the Nasdaq Global Select Market and Euronext Paris for an aggregate gross proceeds of 144 million (€124 million), in the context of an initial public and a follow-on offering to specified categories of investors of an aggregate of 5,374,033 new ordinary shares, comprising an offer of 4,686,106 ordinary shares in the form of American Depositary Shares, each representing one ordinary share (“ADSs”), in the United States at an offering price of $23.26 (€20) per ADS and a concurrent private placement in Europe (including France) and other countries outside of the United States and Canada of 687,927 ordinary shares at the corresponding offering price of $23.26 (€20) per ordinary share (together, the “Global Offering”), for aggregate gross proceeds of $124 million (€108 million) before deducting underwriting commissions and estimated expenses payable by the Company. By virtue of the delegation of authority granted by the Company’s annual general meeting of June 27, 2017, the Board at a meeting held on November 6, 2017 approved the offering which was executed by the CEO on November 9, 2017. In addition, ERYTECH had granted the underwriters a 30-day option to purchase up to 806,104 additional ADSs and/or ordinary shares on the same terms and conditions, representing 15% of the ADSs and/or ordinary shares to be issued by the Company in the Global Offering. The gross proceeds of the additional offering amounted to $19 million (€16 million).

The offering price per ADS in the U.S. offering corresponds to the offering price of €20 per ordinary share (based on the November 9, 2017 exchange rate of €1.00 = $1.163). The offering price represented a discount of 9.79% from the volume-weighted average price of the Company’s ordinary shares on the regulated market of Euronext Paris during the three trading days preceding the date of determination of the offering price on November 9, 2017 (i.e. November 7, 8 and 9, 2017).

Following the additional closing, aggregate net proceeds to ERYTECH, after deducting underwriting commissions and estimated offering expenses payable by ERYTECH, were $130 million (€112 million).

Management

The Board of Directors held on January 8, 2017 and the Chief Executive Officer granted share-based payments as follows:

•	15,000 AGA2016 to Alexander Scheer;

•	15,000 BSA2016 (share warrants) to Allene Diaz; and

•	3,000 SO2016 to an ERYTECH Pharma, Inc. employee.

The Board of Directors held on June 27, 2017 and the Chief Executive Officer granted share-based payments as follows:

•	8,652 AGA2016 to ERYTECH Pharma S.A employees; and

•	18,000 SO2016 to ERYTECH Pharma, Inc. employees.

By virtue of the delegation of authority granted by the Company’s annual general meeting of June 27, 2017, the Board at a meeting held on June 27, 2017 approved the following share-based payments:

•	55,000 BSA2017 to independent members of the Board of Directors

•	74,475 AGA2017 to ERYTECH Pharma S.A employees; and

•	22,200 SO2017 to ERYTECH Pharma, Inc. employees.

By virtue of the delegation of authority granted by the Company’s annual general meeting of June 27, 2017, the Chief Executive Officer on October 3, 2017 approved the following share-based payments:

•	16,650 AGA2016 to ERYTECH Pharma S.A employees; and

•	30,000 SO2016 to ERYTECH Pharma, Inc. employees.